Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2011

OneBeacon Insurance Group, Ltd.

Address:

601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii	Investing, Financing and Corporate Operations
Safe Harbor Statement	iv	Pre-Tax Results from Operations	16
		Investment Results Pre-Tax	17
Consolidated Results		Investment Returns	18
Consolidated Financial Results	1	Composition of Invested Assets	19
Consolidated Statements of Operations and Comprehensive Income	2	Capital Structure	20
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)	3	Interest Coverage	21
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations
For the Nine Months Ended September 30, 2010 and 2011	8
For the Three Months Ended September 30, 2010 and 2011	9
Consolidating Loss and LAE Reserve Summaries
For the Nine Months Ended September 30, 2010 and 2011	10
For the Three Months Ended September 30, 2010 and 2011	11

Specialty Insurance Operations
Pre-Tax Results from Operations	12
Consolidating Pre-Tax Results from Operations by Major Underwriting Unit
For the Nine Months Ended September 30, 2011	13
For the Three Months Ended September 30, 2011	14

Other Insurance Operations
Pre-Tax Results from Operations	15

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation
-

To better align its operating and reporting structure with the Company’s business profile as a result of the transactions described below, OneBeacon revised its segment structure during the fourth quarter of 2010.  As a result,  financial information included herein reflects results for Specialty Insurance Operations, Other Insurance Operations and Investing, Financing and Corporate Operations. Additionally, as part of the resegmention, agency results for business written on OneBeacon paper and in whch OneBeacon has an ownership interest have been reclassified within the underwriting results.  Financial information for the prior periods has been reclassified to confom to this presentation.

-

Specialty Insurance Operations  is a collection of niche businesses that are aggregated into three major underwriting units for financial reporting: MGA Business, Specialty Industries and Specialty Products.   MGA Business includes Collector Cars and Boats, A.W.G. Dewar and OneBeacon Entertainment.  Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, Specialty Accident and Health, OneBeacon Government Risks and OneBeacon Energy Group.  Specialty Products includes OneBeacon Professional Insurance (which now includes Financial Services), Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.

-

Other Insurance Operations includes the non-specialty Commercial Lines business  that is subject to the renewal rights agreement with The Hanover Insurance Group that began with January 1, 2010 effective dates, the traditional personal lines business  that was subject to the sale  to Tower Group, Inc. completed July 1, 2010, other run-off business and certain purchase accounting adjustments relating to  OneBeacon’s acquisition by White Mountains.

-

Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through  the  top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

-

On August 30, 2011, OneBeacon entered into a definitive agreement (the “AutoOne Purchase Agreement”) to sell its AutoOne Insurance (“AutoOne”) business to Interboro Holdings, Inc. (“Interboro”). Formed in 2001, the AutoOne division offers products and services to assigned risk markets primarily in New York and New Jersey. AutoOne had been included within the Other Insurance Operations segment, however, as a result of entering into the AutoOne Purchase Agreement, AutoOne has been presented as discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation. Assets and liabilities reflective of the sale have been presented as held for sale in the September 30, 2011 consolidated balance sheet.

-

The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

-	NM - Not meaningful

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures
-

This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

-

Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders. Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3.

-

Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

-

Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding cumulative net unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and accumulated other comprehensive income or loss AOCI/L from OneBeacon’s common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 4.

-

Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio. A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable. OneBeacon expenses the full cost of all of its long-term incentive compensation. OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 7, 12, 13, and 14.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

-

Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 21.

-

Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company’s capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 21.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
Highlights	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Comprehensive income (loss) (see p.2 and 3)	$ 86.5	$ 29.5	$ 42.0	$ 15.5	$ (32.7)	NM	$ 95.3	$ 24.8	-74.0%
Net income (loss) (see p.2 and 3)	86.8	22.9	41.9	15.5	(32.9)	NM	95.4	24.5	-74.3%
Operating income (loss) (see p.3)	53.3	26.1	26.9	8.3	(2.1)	NM	43.7	33.1	-24.3%

										As of	As of
Per Share Amounts										Dec 31, 2010	Sep 30, 2011	% Change

Book value per share (see p.6)										$ 13.02	$ 11.57	-11.1%
Growth in book value per share, including dividends, in the quarter on an IRR basis [1]												-2.8%
Growth in book value per share, including dividends, in the nine month period on an IRR basis [2]												1.5%
Growth in book value per share, including dividends, in the last twelve months on an IRR basis [3]												4.0%
Common shares outstanding [4]										94.4	95.1	0.7%
Operating income (loss) per share (basic & diluted) (see p.3)	$ 0.56	$ 0.28	$ 0.28	$ 0.09	$ (0.02)	NM	$ 0.46	$ 0.35	-23.9%
Weighted average common shares outstanding (basic & diluted) [4]	94.5	94.4	94.4	94.7	95.1	0.6%	94.9	94.7	-0.2%

Financial Ratios						Point Change			Point Change
GAAP ratios:
Specialty Insurance Operations (see p.12)
Loss and LAE ratio	51.7%	51.9%	54.8%	56.3%	57.8%	(6.1)	56.2%	56.3%	(0.1)
Expense ratio	38.7%	41.4%	39.5%	38.7%	36.5%	2.2	37.4%	38.2%	(0.8)
Combined ratio	90.4%	93.3%	94.3%	95.0%	94.3%	(3.9)	93.6%	94.5%	(0.9)

Consolidated (see p.7)
Loss and LAE ratio	52.9%	51.6%	53.2%	55.7%	56.7%	(3.8)	63.4%	55.2%	8.2
Expense ratio	39.1%	44.5%	40.1%	39.4%	37.6%	1.5	37.4%	39.0%	(1.6)
Combined ratio	92.0%	96.1%	93.3%	95.1%	94.3%	(2.3)	100.8%	94.2%	6.6

										As of	As of
Balance Sheet										Dec 31, 2010	Sep 30, 2011	Change

Total investments (see p.5)										$ 3,266.0	$ 2,687.6	-17.7%
Total OneBeacon’s common shareholders’ equity (see p.5)										$ 1,229.0	$ 1,100.2	-10.5%

Ratio of debt to total capital (see p.20)										25.5%	19.7%	5.8	pts

[1] Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes a quarterly dividend paid of $0.21 per share paid in September 2011.

[2] IRR calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends of $0.63 per share (a quarterly dividend of $0.21 per share) and a special dividend of $1.00 per share paid in June 2011.

[3] IRR calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share), and a special dividend of $1.00 per share paid in June 2011.

[4] Common shares outstanding and weighted average common shares outstanding include the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Earned premiums	$293.6	$269.2	$245.1	$247.5	$258.6	-12%	$1,134.7	$751.2	-34%
Net investment income	21.6	21.7	21.0	18.7	16.1	-25%	74.9	55.8	-26%
Net realized and unrealized investment (losses) gains	51.6	(5.0)	23.1	11.0	(47.4)	NM	79.6	(13.3)	NM
Net other (expenses) revenues	12.7	7.7	0.8	(11.5)	0.1	-99%	1.9	(10.6)	NM
Total revenues	379.5	293.6	290.0	265.7	227.4	-40%	1,291.1	783.1	-39%

Loss and LAE	155.2	138.9	130.4	137.9	146.6	-6%	719.3	414.9	-42%
Policy acquisition expenses	64.3	63.3	49.0	53.5	58.6	-9%	248.3	161.1	-35%
Other underwriting expenses	50.5	56.5	49.3	44.1	38.7	-23%	176.6	132.1	-25%
General and administrative expenses	2.1	3.6	2.3	2.6	2.5	19%	9.4	7.4	-21%
Interest expense on debt	6.4	6.2	6.3	6.0	4.1	-36%	23.4	16.4	-30%
Total expenses	278.5	268.5	237.3	244.1	250.5	-10%	1,177.0	731.9	-38%

Pre-tax income	101.0	25.1	52.7	21.6	(23.1)	NM	114.1	51.2	-55%
Income tax (expense) benefit	(9.6)	(0.7)	(9.7)	(4.4)	11.1	NM	(11.7)	(3.0)	-74%

Net income including noncontrolling interests	91.4	24.4	43.0	17.2	(12.0)	NM	102.4	48.2	-53%
Loss from discontinued operations, net of tax	(3.8)	(1.5)	(0.7)	(1.2)	(2.5)	-34%	(5.4)	(4.4)	-19%
Loss from sale of discontinued operations, net of tax [1]	-	-	-	-	(18.2)	100%	-	(18.2)	100%
Net income (loss) including noncontrolling interests	87.6	22.9	42.3	16.0	(32.7)	NM	97.0	25.6	-74%
Less: Net income attributable to noncontrolling interests	(0.8)	-	(0.4)	(0.5)	(0.2)	-75%	(1.6)	(1.1)	-31%

Net income attributable to OneBeacon’s common shareholders	86.8	22.9	41.9	15.5	(32.9)	NM	95.4	24.5	-74%
Other comprehensive (loss) income items	(0.3)	6.6	0.1	-	0.2	NM	(0.1)	0.3	NM

Comprehensive income attributable to OneBeacon’s common shareholders	$86.5	$29.5	$42.0	$15.5	$(32.7)	NM	$95.3	$24.8	-74%

[1] The three and nine months ended September 30, 2011 include a $28.0 million pre-tax ($18.2 million after tax) estimated loss on the sale of AutoOne.

OneBeacon Insurance Group, Ltd.

Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2010	2010	2011	2011	2011	2010	2011	2011

Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$86.5	$29.5	$42.0	$15.5	$(32.7)	$95.3	$24.8	$54.3

Net income (loss) attributable to OneBeacon’s common shareholders	$86.8	$22.9	$41.9	$15.5	$(32.9)	$95.4	$24.5	$47.4

Weighted average common shares outstanding [1]	94.5	94.4	94.4	94.7	95.1	94.9	94.7	94.6

Net income (loss) attributable to OneBeacon’s common shareholders per share	$0.92	$0.24	$0.44	$0.16	$(0.35)	$1.01	$0.26	$0.50

Net income (loss) attributable to OneBeacon’s common shareholders	$86.8	$22.9	$41.9	$15.5	$(32.9)	$95.4	$24.5	$47.4
Less:
Net realized and unrealized investment gains and losses	(51.6)	5.0	(23.1)	(11.0)	47.4	(79.6)	13.3	18.3
Tax effect on net realized and unrealized investment gains and losses	18.1	(1.8)	8.1	3.8	(16.6)	27.9	(4.7)	(6.4)
Operating income (loss)	$53.3	$26.1	$26.9	$8.3	$(2.1)	$43.7	$33.1	$59.3

Weighted average common shares outstanding [1]	94.5	94.4	94.4	94.7	95.1	94.9	94.7	94.6

Operating income (loss) per share	$0.56	$0.28	$0.28	$0.09	$(0.02)	$0.46	$0.35	$0.63

[1] Weighted average common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months
				Ended
				Sep 30, 2011
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders (see p. 3)			$54.3

[B]	Operating income (see p. 3)			$59.3

		As of	As of
		Sep 30, 2010	Sep 30, 2011	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,219.1	$1,100.2	$1,159.7

	Less:
	Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [1]	(175.7)	(78.7)
	Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	61.5	27.5
	AOCI/L, after-tax	6.3	(0.6)

[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L	$1,111.2	$1,048.4	$1,079.8

Returns:
	Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C ]			4.7%

	Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L [ B / D ]			5.5%

[1]

Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments as of September 30, 2010 and 2011 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2010 and September 30, 2011

($ in millions)

	As of
	Dec 31, 2010	Sep 30, 2011	% Change

Assets
Investment securities
Fixed maturity investments	$2,415.5	$2,019.3	-16%
Short-term investments	300.0	185.8	-38%
Common equity securities	285.3	244.5	-14%
Convertible bonds	93.8	80.9	-14%
Other investments	171.4	157.1	-8%
Total investments	3,266.0	2,687.6	-18%

Cash	33.6	63.0	88%
Reinsurance recoverable on unpaid losses [1]	1,893.2	2,239.1	18%
Reinsurance recoverable on paid losses	44.5	13.7	-69%
Premiums receivable	275.0	243.7	-11%
Deferred acquisition costs	114.5	129.6	13%
Ceded unearned premiums	113.9	11.5	-90%
Net deferred tax asset	101.2	122.2	21%
Investment income accrued	19.4	13.3	-31%
Accounts receivable on unsettled investment sales	5.4	18.1	NM
Other assets	300.0	260.3	-13%
Assets held for sale [2]	-	123.2	100%
Total assets	$6,166.7	$5,925.3	-4%

Liabilities
Loss and LAE reserves [1]	$3,295.5	$3,458.9	5%
Unearned premiums	627.5	559.4	-11%
Debt	419.6	269.7	-36%
Ceded reinsurance payable	149.3	24.3	-84%
Accounts payable on unsettled investment purchases	14.1	18.6	32%
Other liabilities	411.8	381.8	-7%
Liabilities held for sale [2]	-	98.2	100%
Total liabilities	4,917.8	4,810.9	-2%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,000.5	1,001.7	0%
Retained earnings	228.2	97.9	-57%
Accumulated other comprehensive income (loss), after tax:
Other comprehensive income and loss items	0.3	0.6	100%
Total OneBeacon’s common shareholders’ equity	1,229.0	1,100.2	-10%
Total noncontrolling interests	19.9	14.2	-29%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,248.9	1,114.4	-11%

Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$6,166.7	$5,925.3	-4%

[1]

In connection with purchase accounting for the OneBeacon Acquisition, OneBeacon was required to adjust to fair value its loss and LAE reserves and the related reinsurance recoverables on the acquired balance sheet. This adjustment is being accreted ratably with and over the period the claims are settled. As of December 31, 2010 and September 30, 2011, the balances of these purchase accounting adjustments were $176.5 and $166.6, respectively.

[2]

In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne Transaction are required to be presented separately in the September 30, 2011 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2010	Sep 30, 2011
Numerator:
OneBeacon’s common shareholders’ equity	$1,229.0	$1,100.2

Denominator:
Common shares outstanding [1]	94.4	95.1

Book value per share	$13.02	$11.57

[1] Common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Net written premiums	$268.8	$216.0	$259.9	$265.6	$296.8	10%	$943.0	$822.3	-13%
Earned premiums	293.6	269.2	245.1	247.5	258.6	-12%	1,134.7	751.2	-34%

Loss and LAE
Current year	(173.0)	(153.9)	(135.5)	(148.0)	(156.4)	-10%	(761.4)	(439.9)	-42%
Prior year fav (unfav)	17.8	15.0	5.1	10.1	9.8	-45%	42.1	25.0	-41%
Total loss and LAE	(155.2)	(138.9)	(130.4)	(137.9)	(146.6)	-6%	(719.3)	(414.9)	-42%

Policy acquisition expenses	(64.3)	(63.3)	(49.0)	(53.5)	(58.6)	-9%	(248.3)	(161.1)	-35%
Other underwriting expenses	(50.5)	(56.5)	(49.3)	(44.1)	(38.7)	-23%	(176.6)	(132.1)	-25%

Underwriting income (loss)	23.6	10.5	16.4	12.0	14.7	-38%	(9.5)	43.1	NM

Net investment income	21.6	21.7	21.0	18.7	16.1	-25%	74.9	55.8	-26%
Net realized and unrealized investment (losses) gains	51.6	(5.0)	23.1	11.0	(47.4)	NM	79.6	(13.3)	NM
Net other (expenses) revenues	12.7	7.7	0.8	(11.5)	0.1	-99%	1.9	(10.6)	NM
General and administrative expenses	(2.1)	(3.6)	(2.3)	(2.6)	(2.5)	19%	(9.4)	(7.4)	-21%
Interest expense on debt	(6.4)	(6.2)	(6.3)	(6.0)	(4.1)	-36%	(23.4)	(16.4)	-30%

Pre-tax income (loss)	$101.0	$25.1	$52.7	$21.6	$(23.1)	NM	$114.1	$51.2	-55%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	60.1%	55.6%	52.3%	54.3%	55.5%	4.6	62.6%	54.0%	8.6
Cat loss and LAE incurred CAY	-1.1%	1.6%	3.0%	5.5%	5.0%	(6.1)	4.5%	4.5%	-
Total loss and LAE CAY	59.0%	57.2%	55.3%	59.8%	60.5%	(1.5)	67.1%	58.5%	8.6
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-5.6%	-2.5%	-3.2%	-4.1%	-4.0%	(1.6)	-3.6%	-3.8%	0.2
Cat loss and LAE incurred PAY	-0.5%	-3.1%	1.1%	0.0%	0.2%	-	-0.1%	0.5%	(0.6)
Total loss and LAE PAY	-6.1%	-5.6%	-2.1%	-4.1%	-3.8%	(2.3)	-3.7%	-3.3%	(0.4)
Total loss and LAE	52.9%	51.6%	53.2%	55.7%	56.7%	(3.8)	63.4%	55.2%	8.2

Policy acquisition expenses	21.9%	23.5%	20.0%	21.6%	22.7%	(0.8)	21.9%	21.4%	0.5
Other underwriting expenses	17.2%	21.0%	20.1%	17.8%	14.9%	2.3	15.5%	17.6%	(2.1)
Total expenses	39.1%	44.5%	40.1%	39.4%	37.6%	1.5	37.4%	39.0%	(1.6)

GAAP combined ratio	92.0%	96.1%	93.3%	95.1%	94.3%	(2.3)	100.8%	94.2%	6.6

Combined ratio before catastrophes	93.6%	97.6%	89.2%	89.6%	89.1%	4.5	96.4%	89.2%	7.2

Combined ratio before catastrophes and prior year development	99.2%	100.1%	92.4%	93.7%	93.1%	6.1	100.0%	93.0%	7.0

Long-term incentive compensation (LTIP) expense	1.8%	1.5%	2.2%	2.1%	-1.5%	3.3	1.8%	0.9%	0.9

Combined ratio before catastrophes, prior year development and LTIP expense	97.4%	98.6%	90.2%	91.6%	94.6%	2.8	98.2%	92.1%	6.1

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Nine Months Ended September 30, 2010 and 2011

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations [1]		Corporate Operations		Consolidated
	2010	2011	2010	2011	2010	2011	2010	2011

Earned premiums	$726.7	$747.9	$408.0	$3.3	$-	$-	$1,134.7	$751.2
Loss and LAE	(408.5)	(421.3)	(310.8)	6.4	-	-	(719.3)	(414.9)
Policy acquisition expenses	(153.3)	(161.3)	(95.0)	0.2	-	-	(248.3)	(161.1)
Other underwriting expenses	(118.5)	(124.4)	(58.1)	(7.7)	-	-	(176.6)	(132.1)
Underwriting income (loss)	46.4	40.9	(55.9)	2.2	-	-	(9.5)	43.1

Net investment income	-	-	-	-	74.9	55.8	74.9	55.8
Net realized and unrealized investment gains (losses)	-	-	-	-	79.6	(13.3)	79.6	(13.3)
Net other revenues (expenses)	1.4	0.5	12.2	1.6	(11.7)	(12.7)	1.9	(10.6)
General and administrative expenses	(1.5)	(1.3)	(0.1)	-	(7.8)	(6.1)	(9.4)	(7.4)
Interest expense on debt	-	-	-	-	(23.4)	(16.4)	(23.4)	(16.4)
Pre-tax income (loss)	$46.3	$40.1	$(43.8)	$3.8	$111.6	$7.3	$114.1	$51.2

Ratios:
Loss and LAE	56.2%	56.3%					63.4%	55.2%
Expense	37.4%	38.2%					37.4%	39.0%
Total GAAP combined	93.6%	94.5%					100.8%	94.2%

[1]  As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Three Months Ended September 30, 2010 and 2011

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations [1]		Corporate Operations		Consolidated
	2010	2011	2010	2011	2010	2011	2010	2011

Earned premiums	$249.6	$259.1	$44.0	$(0.5)	$-	$-	$293.6	$258.6
Loss and LAE	(128.9)	(149.7)	(26.3)	3.1	-	-	(155.2)	(146.6)
Policy acquisition expenses	(54.1)	(58.6)	(10.2)	-	-	-	(64.3)	(58.6)
Other underwriting expenses	(42.6)	(36.0)	(7.9)	(2.7)	-	-	(50.5)	(38.7)
Underwriting income (loss)	24.0	14.8	(0.4)	(0.1)	-	-	23.6	14.7

Net investment income	-	-	-	-	21.6	16.1	21.6	16.1
Net realized and unrealized investment gains (losses)	-	-	-	-	51.6	(47.4)	51.6	(47.4)
Net other revenues (expenses)	0.6	0.3	12.2	0.1	(0.1)	(0.3)	12.7	0.1
General and administrative expenses	(0.7)	(0.4)	0.6	-	(2.0)	(2.1)	(2.1)	(2.5)
Interest expense on debt	-	-	-	-	(6.4)	(4.1)	(6.4)	(4.1)
Pre-tax income (loss)	$23.9	$14.7	$12.4	$(0.0)	$64.7	$(37.8)	$101.0	$(23.1)

Ratios:
Loss and LAE	51.7%	57.8%					52.9%	56.7%
Expense	38.7%	36.5%					39.1%	37.6%
Total GAAP combined	90.4%	94.3%					92.0%	94.3%

[1]  As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Nine Months Ended September 30, 2010 and 2011

($ in millions)

	Specialty Insurance Operations		Other Insurance Operations [4]		Consolidated
	2010	2011	2010	2011	2010	2011

Gross beginning loss and LAE reserves [1]	$704.7	$841.5	$3,230.1	$2,454.0	$3,934.8	$3,295.5
Less beginning reinsurance recoverable on unpaid losses [1]	(46.4)	(60.1)	(2,146.5)	(1,833.1)	(2,192.9)	(1,893.2)
Net loss and LAE reserves	658.3	781.4	1,083.6	620.9	1,741.9	1,402.3

Loss and LAE incurred:
Current accident year	426.9	435.6	334.5	4.3	761.4	439.9
Prior accident year	(18.4)	(14.3)	(23.7)	(10.7)	(42.1)	(25.0)
Total incurred loss and LAE from continuing operations	408.5	421.3	310.8	(6.4)	719.3	414.9

Loss and LAE paid:
Current accident year	(126.3)	(132.9)	(161.5)	(11.6)	(287.8)	(144.5)
Prior accident year	(170.4)	(244.4)	(308.2)	(140.3)	(478.6)	(384.7)
Total paid loss and LAE from continuing operations	(296.7)	(377.3)	(469.7)	(151.9)	(766.4)	(529.2)
Net loss and LAE reserves	770.1	825.4	924.7	462.6	1,694.8	1,288.0
Total incurred loss and LAE from discontinuing operations	-	-	56.2	44.1	56.2	44.1
Total paid loss and LAE from discontinuing operations	-	-	(69.1)	(54.3)	(69.1)	(54.3)
Net loss and LAE reclassified to held for sale [2]	-	-	-	(58.0)	-	(58.0)
Net loss and LAE reserves sold as part of the Personal Lines Transaction [3]	-	-	(231.0)	-	(231.0)	-
Net ending loss and LAE reserve	770.1	825.4	680.8	394.4	1,450.9	1,219.8
Plus ending reinsurance recoverable on unpaid losses [1]	60.2	59.2	1,879.1	2,179.9	1,939.3	2,239.1
Gross ending loss and LAE reserves [1]	$830.3	$884.6	$2,559.9	$2,574.3	$3,390.2	$3,458.9

Earned premiums	$726.7	$747.9	$408.0	$3.3	$1,134.7	$751.2
Calendar year loss and LAE paid ratio	40.8%	50.4%	NM	NM	67.5%	70.4%
Calendar year loss and LAE incurred ratio	56.2%	56.3%	NM	NM	63.4%	55.2%
Prior accident year development	(2.6) pts	(1.9) pts	NM	NM	(3.7) pts	(3.3) pts
Current accident year loss and LAE paid to incurred ratio	29.6%	30.5%	NM	NM	37.8%	32.8%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating to the OneBeacon Acquisition.  (See p.5.)

[2] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne Transaction were required to be presented separately in the September 30, 2011 consolidated balance sheet.

[3] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Personal Lines Transaction were required to be presented separately in the June 30, 2010 consolidated balance sheet.  The Personal Lines Transaction closed in July 2010.

[4] As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Three Months Ended September 30, 2010 and 2011

($ in millions)

	Specialty Insurance Operations		Other Insurance Operations [4]		Consolidated
	2010	2011	2010	2011	2010	2011

Gross beginning loss and LAE reserves [1]	$813.9	$861.3	$2,795.3	$2,270.2	$3,609.2	$3,131.5
Less beginning reinsurance recoverable on unpaid losses [1]	(59.2)	(59.1)	(2,041.5)	(1,766.8)	(2,100.7)	(1,825.9)
Net loss and LAE reserves	754.7	802.2	753.8	503.4	1,508.5	1,305.6

Loss and LAE incurred:
Current accident year	136.3	155.7	36.7	0.7	173.0	156.4
Prior accident year	(7.4)	(6.0)	(10.4)	(3.8)	(17.8)	(9.8)
Total incurred loss and LAE from continuing operations	128.9	149.7	26.3	(3.1)	155.2	146.6

Loss and LAE paid:
Current accident year	(64.4)	(62.2)	(28.3)	(3.1)	(92.7)	(65.3)
Prior accident year	(49.1)	(64.3)	(72.3)	(44.2)	(121.4)	(108.5)
Total paid loss and LAE from continuing operations	(113.5)	(126.5)	(100.6)	(47.3)	(214.1)	(173.8)
Net loss and LAE reserves	770.1	825.4	679.5	453.0	1,449.6	1,278.4
Total incurred loss and LAE from discontinuing operations	-	-	24.7	16.0	24.7	16.0
Total paid loss and LAE from discontinuing operations	-	-	(23.4)	(16.6)	(23.4)	(16.6)
Net loss and LAE reclassified from (to) held for sale [2] [3]	-	-	231.0	(58.0)	231.0	(58.0)
Net loss and LAE reserves sold as part of the Personal Lines Transaction [3]	-	-	(231.0)	-	(231.0)	-
Net ending loss and LAE reserve	770.1	825.4	680.8	394.4	1,450.9	1,219.8
Plus ending reinsurance recoverable on unpaid losses [1]	60.2	59.2	1,879.1	2,179.9	1,939.3	2,239.1
Gross ending loss and LAE reserves [1]	$830.3	$884.6	$2,559.9	$2,574.3	$3,390.2	$3,458.9

Earned premiums	$249.6	$259.1	$44.0	$(0.5)	$293.6	$258.6
Calendar year loss and LAE paid ratio	45.5%	48.8%	NM	NM	72.9%	67.2%
Calendar year loss and LAE incurred ratio	51.7%	57.8%	NM	NM	52.9%	56.7%
Prior accident year development	(3.0) pts	(2.3) pts	NM	NM	(6.1) pts	(3.8) pts
Current accident year loss and LAE paid to incurred ratio	47.2%	39.9%	NM	NM	53.6%	41.8%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating to the OneBeacon Acquisition.  (See p.5.)

[2] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne Transaction were required to be presented separately in the September 30, 2011 consolidated balance sheet.

[3] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Personal Lines Transaction were required to be presented separately in the June 30, 2010 consolidated balance sheet.  The Personal Lines Transaction closed in July 2010.

[4] As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Net written premiums	$273.5	$216.4	$258.3	$266.0	$297.2	9%	$771.6	$821.5	6%
Earned premiums	249.6	252.5	241.9	246.9	259.1	4%	726.7	747.9	3%

Loss and LAE
Current year	(136.3)	(140.7)	(133.8)	(146.1)	(155.7)	14%	(426.9)	(435.6)	2%
Prior year fav (unfav)	7.4	9.6	1.2	7.1	6.0	-19%	18.4	14.3	-22%
Total loss and LAE	(128.9)	(131.1)	(132.6)	(139.0)	(149.7)	16%	(408.5)	(421.3)	3%

Policy acquisition expenses	(54.1)	(59.4)	(49.2)	(53.5)	(58.6)	8%	(153.3)	(161.3)	5%
Other underwriting expenses	(42.6)	(45.1)	(46.4)	(42.0)	(36.0)	-15%	(118.5)	(124.4)	5%

Underwriting income	24.0	16.9	13.7	12.4	14.8	-38%	46.4	40.9	-12%

Net other revenues (expenses)	0.6	1.3	0.1	0.1	0.3	-50%	1.4	0.5	-64%
General and administrative expenses	(0.7)	(0.8)	(0.5)	(0.4)	(0.4)	-43%	(1.5)	(1.3)	-13%

Pre-tax income	$23.9	$17.4	$13.3	$12.1	$14.7	-39%	$46.3	$40.1	-13%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	55.6%	54.4%	52.3%	53.6%	55.1%	0.5	56.3%	53.7%	2.6
Cat loss and LAE incurred CAY	-0.9%	1.3%	3.0%	5.5%	5.0%	(5.9)	2.5%	4.5%	(2.0)
Total loss and LAE CAY	54.7%	55.7%	55.3%	59.1%	60.1%	(5.4)	58.8%	58.2%	0.6
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-3.0%	-0.9%	-1.2%	-2.8%	-2.1%	(0.9)	-2.6%	-2.1%	(0.5)
Cat loss and LAE incurred PAY	0.0%	-2.9%	0.7%	0.0%	-0.2%	0.2	0.0%	0.2%	(0.2)
Total loss and LAE PAY	-3.0%	-3.8%	-0.5%	-2.8%	-2.3%	(0.7)	-2.6%	-1.9%	(0.7)
Total loss and LAE	51.7%	51.9%	54.8%	56.3%	57.8%	(6.1)	56.2%	56.3%	(0.1)

Policy acquisition expenses	21.6%	23.5%	20.3%	21.7%	22.6%	(1.0)	21.1%	21.6%	(0.5)
Other underwriting expenses	17.1%	17.9%	19.2%	17.0%	13.9%	3.2	16.3%	16.6%	(0.3)
Total expenses	38.7%	41.4%	39.5%	38.7%	36.5%	2.2	37.4%	38.2%	(0.8)

GAAP combined ratio	90.4%	93.3%	94.3%	95.0%	94.3%	(3.9)	93.6%	94.5%	(0.9)

Combined ratio before catastrophes	91.3%	94.9%	90.6%	89.5%	89.5%	1.8	91.1%	89.8%	1.3

Combined ratio before catastrophes and prior year development	94.3%	95.8%	91.8%	92.3%	91.6%	2.7	93.7%	91.9%	1.8

Long-term incentive compensation (LTIP) expense	1.9%	1.3%	1.9%	1.9%	-1.2%	3.1	1.9%	0.8%	1.1

Combined ratio before catastrophes, prior year development and LTIP expense	92.4%	94.5%	89.9%	90.5%	92.8%	(0.4)	91.8%	91.1%	0.7

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Nine Months Ended September 30, 2011

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$230.7	$278.2	$312.6	$821.5
Earned premiums	204.1	254.8	289.0	747.9

Loss and LAE
Current year	(98.0)	(149.4)	(188.2)	(435.6)
Prior year fav (unfav)	(5.6)	11.4	8.5	14.3
Total loss and LAE	(103.6)	(138.0)	(179.7)	(421.3)

Policy acquisition expenses	(70.4)	(47.9)	(43.0)	(161.3)
Other underwriting expenses	(16.7)	(52.1)	(55.6)	(124.4)
Underwriting income	13.4	16.8	10.7	40.9

Net other revenues	0.5	-	-	0.5
General and administrative expenses	(1.3)	-	-	(1.3)
Pre-tax income	$12.6	$16.8	$10.7	$40.1

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	45.9%	53.2%	59.7%	53.7%
Cat loss and LAE incurred CAY	2.2%	5.4%	5.4%	4.5%
Total loss and LAE CAY	48.1%	58.6%	65.1%	58.2%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	2.6%	-4.4%	-3.3%	-2.1%
Cat loss and LAE incurred PAY	0.1%	0.0%	0.4%	0.2%
Total loss and LAE PAY	2.7%	-4.4%	-2.9%	-1.9%
Total loss and LAE	50.8%	54.2%	62.2%	56.3%

Policy acquisition expenses	34.5%	18.8%	14.9%	21.6%
Other underwriting expenses	8.2%	20.4%	19.2%	16.6%
Total expenses	42.7%	39.2%	34.1%	38.2%

GAAP combined ratio	93.5%	93.4%	96.3%	94.5%

Combined ratio before catastrophes	91.2%	88.0%	90.5%	89.8%

Combined ratio before catastrophes and prior year development	88.6%	92.4%	93.8%	91.9%

Long-term incentive compensation (LTIP) expense	0.4%	0.9%	1.1%	0.8%

Combined ratio before catastrophes, prior year development and LTIP expense	88.2%	91.5%	92.7%	91.1%

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Three Months Ended September 30, 2011

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$110.5	$89.7	$97.0	$297.2
Earned premiums	69.8	90.2	99.1	259.1

Loss and LAE
Current year	(36.8)	(54.0)	(64.9)	(155.7)
Prior year fav (unfav)	(0.5)	4.7	1.8	6.0
Total loss and LAE	(37.3)	(49.3)	(63.1)	(149.7)

Policy acquisition expenses	(26.2)	(16.9)	(15.5)	(58.6)
Other underwriting expenses	(4.7)	(15.0)	(16.3)	(36.0)
Underwriting income	1.6	9.0	4.2	14.8

Net other revenues	0.3	-	-	0.3
General and administrative expenses	(0.4)	-	-	(0.4)
Pre-tax income	$1.5	$9.0	$4.2	$14.7

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	48.8%	52.4%	62.1%	55.1%
Cat loss and LAE incurred CAY	4.0%	7.5%	3.4%	5.0%
Total loss and LAE CAY	52.8%	59.9%	65.5%	60.1%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	0.7%	-4.5%	-1.9%	-2.1%
Cat loss and LAE incurred PAY	0.0%	-0.7%	0.1%	-0.2%
Total loss and LAE PAY	0.7%	-5.2%	-1.8%	-2.3%
Total loss and LAE	53.5%	54.7%	63.7%	57.8%

Policy acquisition expenses	37.6%	18.7%	15.6%	22.6%
Other underwriting expenses	6.7%	16.7%	16.5%	13.9%
Total expenses	44.3%	35.4%	32.1%	36.5%

GAAP combined ratio	97.8%	90.1%	95.8%	94.3%

Combined ratio before catastrophes	93.8%	83.3%	92.3%	89.5%

Combined ratio before catastrophes and prior year development	93.1%	87.8%	94.2%	91.6%

Long-term incentive compensation (LTIP) expense	-1.0%	-1.4%	-1.1%	-1.2%

Combined ratio before catastrophes, prior year development and LTIP expense	94.1%	89.2%	95.3%	92.8%

OneBeacon Insurance Group, Ltd.

Other Insurance Operations - Pre-Tax Results from Operations [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Net written premiums	$(4.7)	$(0.4)	$1.6	$(0.4)	$(0.4)	-91%	$171.4	$0.8	-100%
Earned premiums	44.0	16.7	3.2	0.6	(0.5)	NM	408.0	3.3	-99%

Loss and LAE
Current year	(36.7)	(13.2)	(1.7)	(1.9)	(0.7)	-98%	(334.5)	(4.3)	-99%
Prior year fav (unfav)	10.4	5.4	3.9	3.0	3.8	-63%	23.7	10.7	-55%
Total loss and LAE	(26.3)	(7.8)	2.2	1.1	3.1	NM	(310.8)	6.4	NM

Policy acquisition expenses	(10.2)	(3.9)	0.2	-	-	-100%	(95.0)	0.2	NM
Other underwriting expenses	(7.9)	(11.4)	(2.9)	(2.1)	(2.7)	-66%	(58.1)	(7.7)	-87%
Underwriting (loss) income	(0.4)	(6.4)	2.7	(0.4)	(0.1)	-75%	(55.9)	2.2	NM

Net other revenues	12.2	6.5	0.9	0.6	0.1	NM	12.2	1.6	NM
General and administrative expenses	0.6	-	-	-	-	-100%	(0.1)	-	NM
Pre-tax income (loss)	$12.4	$0.1	$3.6	$0.2	$-	-100%	$(43.8)	$3.8	NM

[1] As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Investing, Financing and Corporate Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo		Sep 30,
	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Net investment income	$21.6	$21.7	$21.0	$18.7	$16.1	-25%	$74.9	$55.8	-26%
Net realized and unrealized investment (losses) gains	51.6	(5.0)	23.1	11.0	(47.4)	NM	79.6	(13.3)	NM
Net other expenses	(0.1)	(0.1)	(0.2)	(12.2)	(0.3)	NM	(11.7)	(12.7)	9%
General and administrative expenses	(2.0)	(2.8)	(1.8)	(2.2)	(2.1)	5%	(7.8)	(6.1)	-22%
Interest expense on debt	(6.4)	(6.2)	(6.3)	(6.0)	(4.1)	-36%	(23.4)	(16.4)	-30%
Pre-tax income (loss)	$64.7	$7.6	$35.8	$9.3	$(37.8)	NM	$111.6	$7.3	-93%

OneBeacon Insurance Group, Ltd.

Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
Net investment income	2010	2010	2011	2011	2011	% Change	2010	2011	% Change

Fixed maturity investments	$21.3	$21.2	$20.4	$19.0	$15.4	-28%	$73.3	$54.8	-25%
Short-term investments	0.2	0.1	-	0.1	-	-100%	0.7	0.1	-86%
Common equity securities	1.1	1.2	1.4	1.0	1.5	36%	3.0	3.9	30%
Convertible bonds	1.2	1.0	1.0	0.8	0.8	-33%	4.2	2.6	-38%
Other investments	(0.1)	0.3	-	(0.4)	0.1	NM	0.5	(0.3)	NM
Total investment income	23.7	23.8	22.8	20.5	17.8	-25%	81.7	61.1	-25%
Less investment expenses	2.1	2.1	1.8	1.8	1.7	-19%	6.8	5.3	-22%
Net investment income	$21.6	$21.7	$21.0	$18.7	$16.1	-25%	$74.9	$55.8	-26%

Net realized investment (losses) gains
Fixed maturity investments	$16.1	$10.1	$7.2	$11.4	$6.7	-58%	$46.1	$25.3	-45%
Short-term investments	-	-	-	-	-	0%	-	-	0%
Common equity securities	(0.3)	2.9	2.7	1.5	14.5	NM	1.3	18.7	NM
Convertible bonds	3.9	1.8	3.3	1.2	0.3	-92%	14.4	4.8	-67%
Other investments	2.6	5.6	4.8	2.8	0.8	-69%	(0.3)	8.4	NM
Net realized investment (losses) gains	$22.3	$20.4	$18.0	$16.9	$22.3	0%	$61.5	$57.2	-7%

Change in net unrealized investment gains (losses)
Fixed maturity investments	$5.2	$(45.2)	$(2.9)	$2.5	$(14.7)	NM	$4.3	$(15.1)	NM
Short-term investments	-	-	-	-	-	0%	-	-	0%
Common equity securities	23.4	17.8	8.5	(5.6)	(47.0)	NM	18.8	(44.1)	NM
Convertible bonds	2.2	1.5	(2.2)	(4.1)	(7.1)	NM	(6.2)	(13.4)	-116%
Other investments	0.2	0.1	1.6	1.3	(0.5)	NM	3.9	2.4	-38%
Change in net unrealized investment gains (losses)	$31.0	$(25.8)	$5.0	$(5.9)	$(69.3)	NM	$20.8	$(70.2)	NM

Change in net unrealized foreign currency translation
Fixed maturity investments	$(1.8)	$0.4	$0.1	$-	$(0.3)	83%	$(1.9)	$(0.2)	89%
Short-term investments	0.1	(0.1)	-	0.1	(0.1)	NM	(0.8)	-	100%
Common equity securities	-	0.1	-	(0.1)	-	0%	-	(0.1)	NM
Convertible bonds	-	-	-	-	-	0%	-	-	0%
Other investments	-	-	-	-	-	0%	-	-	0%
Change in net unrealized foreign currency translation	$(1.7)	$0.4	$0.1	$-	$(0.4)	76%	$(2.7)	$(0.3)	NM

Total investment return
Fixed maturity investments	$40.8	$(13.5)	$24.8	$32.9	$7.1	-83%	$121.8	$64.8	-47%
Short-term investments	0.3	-	-	0.2	(0.1)	NM	(0.1)	0.1	NM
Common equity securities	24.2	22.0	12.6	(3.2)	(31.0)	NM	23.1	(21.6)	NM
Convertible bonds	7.3	4.3	2.1	(2.1)	(6.0)	NM	12.4	(6.0)	NM
Other investments	2.7	6.0	6.4	3.7	0.4	-85%	4.1	10.5	156%
Total investment return	$75.3	$18.8	$45.9	$31.5	$(29.6)	NM	$161.3	$47.8	-70%

Inflation adjustment included in net investment income	$-	$-	$1.1	$0.7	$0.1	NM	$1.7	$1.9	12%

OneBeacon Insurance Group, Ltd.

Investment Returns

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
Average market value of investments	2010 [1]	2010	2011	2011	2011 [2]	2010 [1]	2011 [2]

Fixed maturity investments	$2,242.0	$2,360.0	$2,418.2	$2,325.3	$2,175.4	$2,452.9	$2,296.7
Short-term investments	763.3	382.8	272.4	180.5	151.0	784.9	211.7
Common equity securities	249.0	274.0	297.6	307.3	274.6	232.8	286.1
Convertible bonds	113.6	93.8	93.5	86.1	80.4	144.8	86.9
Other investments	181.7	177.8	167.2	160.6	157.7	167.5	162.5
Total average market value	$3,549.6	$3,288.4	$3,248.9	$3,059.8	$2,839.1	$3,782.9	$3,043.9

Investment returns
Fixed maturity investments	1.8%	-0.6%	1.0%	1.4%	0.3%	5.0%	2.8%
Short-term investments	0.0%	0.0%	0.0%	0.1%	-0.1%	0.0%	0.0%
Total fixed income	1.4%	-0.5%	0.9%	1.3%	0.3%	3.8%	2.6%
Common equity securities	9.7%	8.0%	4.2%	-1.0%	-11.3%	9.9%	-7.5%
Convertible fixed maturities	6.4%	4.6%	2.2%	-2.4%	-7.5%	8.6%	-6.9%
Total common equity & convertible fixed maturity securities	8.7%	7.2%	3.8%	-1.3%	-10.4%	9.4%	-7.4%
Other investments	1.5%	3.4%	3.8%	2.3%	0.3%	2.4%	6.5%
Total common equity, convertible fixed maturity securities & other investments	6.3%	5.9%	3.8%	-0.3%	-7.1%	7.3%	-3.2%

Total return	2.1%	0.6%	1.4%	1.0%	-1.0%	4.3%	1.6%

Average amortized cost of investments
Fixed maturity investments	$2,146.0	$2,284.1	$2,364.0	$2,270.4	$2,126.3	$2,357.9	$2,245.0
Short-term investments	762.3	380.7	271.9	180.5	151.0	783.6	211.4
Common equity securities	230.5	234.8	245.3	253.6	247.2	216.1	246.3
Convertible fixed maturities	104.6	82.9	82.7	78.4	78.3	131.6	80.5
Other investments	154.5	150.5	139.0	131.0	127.6	140.6	133.3
Total average amortized cost	$3,397.9	$3,133.0	$3,102.9	$2,913.9	$2,730.4	$3,629.8	$2,916.5

Investment yield
Fixed maturity investments	1.0%	0.9%	0.9%	0.8%	0.7%	3.1%	2.4%
Short-term investments	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.0%
Common equity securities	0.5%	0.5%	0.6%	0.4%	0.6%	1.4%	1.6%
Convertible fixed maturities	1.1%	1.2%	1.2%	1.0%	1.0%	3.2%	3.2%
Other investments	-0.1%	0.2%	0.0%	-0.3%	0.1%	0.4%	-0.2%

Total investment yield	0.7%	0.8%	0.7%	0.7%	0.7%	2.3%	2.1%

[1]   For the three and nine months ended September 30, 2010, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet.

[2]   For the three and nine months ended September 30, 2011, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the AutoOne Transaction which were required to be presented separately in the September 30, 2011 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Composition of Invested Assets

($ in millions)

	Sep 30,		Dec 30,		Mar 31,		Jun 30,		Sep 30,
	2010		2010		2011		2011		2011 [1]
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,304.4	69.6%	$2,415.5	74.0%	$2,422.0	74.9%	$2,228.5	77.2%	$2,122.2	76.1%
Short-term investments	465.6	14.1%	300.0	9.2%	244.8	7.6%	116.2	4.0%	185.8	6.7%
Common stock	262.7	7.9%	285.3	8.7%	309.9	9.6%	304.7	10.5%	244.5	8.7%
Convertible bonds	93.8	2.8%	93.8	2.9%	92.3	2.9%	79.8	2.8%	80.9	2.9%
Other investments	184.3	5.6%	171.4	5.2%	163.0	5.0%	158.3	5.5%	157.1	5.6%
Total investments, market value	$3,310.8	100.0%	$3,266.0	100.0%	$3,232.0	100.0%	$2,887.5	100.0%	$2,790.5	100.0%

Inflation indexed treasuries	$210.3	9.1%	$204.1	8.4%	$88.0	3.6%	$28.4	1.3%	$37.8	1.8%
Other U.S. government obligations	50.8	2.2%	46.6	1.9%	167.2	6.9%	193.7	8.7%	186.1	8.8%
Debt securities issued by industrial corporations	887.6	38.5%	948.6	39.3%	934.8	38.6%	822.7	36.9%	789.7	37.2%
Municipal obligations	3.0	0.1%	2.1	0.1%	2.0	0.1%	2.0	0.1%	1.8	0.1%
Asset-backed securities	1,055.9	45.9%	1,117.4	46.2%	1,135.9	47.0%	1,090.3	49.0%	1,027.6	48.4%
Foreign government obligations	14.4	0.6%	13.3	0.6%	8.3	0.3%	8.4	0.3%	8.1	0.3%
Preferred stocks	82.4	3.6%	83.4	3.5%	85.8	3.5%	83.0	3.7%	71.1	3.4%
Total fixed maturity investments, market value	$2,304.4	100.0%	$2,415.5	100.0%	$2,422.0	100.0%	$2,228.5	100.0%	$2,122.2	100.0%

Government bonds	$260.9	11.8%	$241.7	10.2%	$250.2	10.6%	$219.9	10.1%	$221.9	10.7%
AAA/Aaa	1,023.0	46.3%	1,107.8	47.0%	1,103.0	46.5%	1,049.0	48.2%	175.6	8.4%
AA/Aa	65.2	3.0%	93.6	4.0%	78.6	3.3%	73.6	3.4%	896.7	43.1%
A/A	350.9	15.9%	390.5	16.5%	387.8	16.4%	333.5	15.4%	303.4	14.6%
BBB/Baa	425.6	19.3%	446.1	18.9%	464.8	19.6%	420.4	19.4%	403.7	19.4%
Other/not rated	81.1	3.7%	80.0	3.4%	84.5	3.6%	75.5	3.5%	79.2	3.8%
Total fixed maturities, amortized cost	$2,206.7	100.0%	$2,359.7	100.0%	$2,368.9	100.0%	$2,171.9	100.0%	$2,080.5	100.0%

[1]    Invested assets as of September 30, 2011 represent assets held prior to the reclassification of assets being sold as part of the AutoOne Transaction which were required to be presented separately in the September 30, 2011 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of September 30, 2011 included $102.9 million of investments.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2010	Sep 30, 2011

Debt (including current portion):
Senior notes	$419.6	$269.7
OneBeacon’s common shareholders’ equity	1,229.0	1,100.2
Total capitalization	$1,648.6	$1,369.9
Ratio of debt to total capital	25.5%	19.7%

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Sep 30,
		2010	2011

	Pre-tax income	$139.3	$76.3
	Less:
	Net realized and unrealized investment (gains)/losses	(74.6)	18.3
	Interest expense on debt	29.6	22.6
[A]	Pre-tax operating income before interest expense on debt	$94.3	$117.2

[B]	Interest expense on debt	$29.6	$22.6

	Interest coverage [A/B]	3.2x	5.2x